                                                                     RULE 497(c)
                                                       REGISTRATION NO. 33-11371
                                                               FILE NO. 811-4982


                             (LOGO) HEARTLAND FUNDS
                           AMERICA'S VALUE INVESTOR(R)





                                SELECT VALUE FUND

                                 VALUE PLUS FUND

                                   VALUE FUND







                                  APRIL 9, 2003


                                                          Not Part of Prospectus

PROSPECTUS/APRIL 9, 2003

This prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest. Each Fund is a no-load fund. Investors pay no sales fees to purchase their shares. Investments for each of the Funds are selected on a value basis.

HEARTLAND SELECT VALUE FUND

Its investment objective is long-term capital appreciation. Although this Fund invests in a limited number of stocks, it will consider companies of all market capitalization sizes.

HEARTLAND VALUE PLUS FUND

Its investment objectives are long-term capital appreciation and modest current income. This Fund seeks to achieve its objectives primarily through investing in a limited number of small company stocks.

HEARTLAND VALUE FUND

Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in small company stocks.

The Securities and Exchange Commission has not approved the shares of these Funds or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE.........................................................3
         The Heartland Investment Philosophy.....................................................................3
         Select Value Fund.......................................................................................4
         Value Plus Fund.........................................................................................6
         Value Fund..............................................................................................8
         Fees and Expenses of the Funds.........................................................................11
         Investment Returns.....................................................................................12

MANAGEMENT OF THE FUNDS.........................................................................................13
         Heartland Group........................................................................................13
         Heartland Advisors.....................................................................................13

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS............................................................16
         Value Investing the Heartland Way......................................................................16
         Smaller Company Securities.............................................................................17
         Temporary Positions....................................................................................18
         Other Investment Strategies and Investment Risks.......................................................18
         Portfolio Turnover.....................................................................................21
         Changes to Investment Goals............................................................................21

HOW TO INVEST...................................................................................................22

ACCOUNT POLICIES................................................................................................24
         Redeeming Shares.......................................................................................25
         Exchanging Shares......................................................................................27
         Share Price............................................................................................28

SHAREHOLDER INFORMATION AND REPORTING...........................................................................29
         Heartland Value Source(TM).............................................................................29
         Investment Reports and Prospectuses....................................................................29
         Dividends and Capital Gain Distributions...............................................................29
         Taxes    ..............................................................................................30
         Privacy Policy.........................................................................................30
         Financial Highlights...................................................................................31

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. Each Fund's share price will fluctuate.

             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

THE HEARTLAND INVESTMENT PHILOSOPHY

The Heartland Family of Funds uses a value investment philosophy to select equity securities. The Funds search for under-researched, under-followed, or under-valued securities. As value investors, we seek to capitalize on inefficiencies in the financial markets by investing in stocks whose current market prices are at significant discounts to our evaluation of their true or intrinsic value, which is the amount we believe a company would be worth in a going-private or buyout scenario. In assessing the intrinsic value of a company, we examine its cash flows and use other traditional valuation measures such as price-to-book value, price-to-earnings ratio, price-to-cash flow ratio and earnings growth.

THE HEARTLAND APPROACH TO INVESTING. The Funds' investments are selected using Heartland Advisors' proprietary Equity Ten Point Value Investment Grid(TM), a set of strict value criteria:

o Catalyst for recognition                      o Positive earnings dynamics

o Low price in relation to earnings             o Business strategy

o Low price in relation to cash flow            o Capable management and insider ownership

o Low price in relation to book value           o Value of the company

o Financial soundness                           o Positive technical analysis

Based on an evaluation using the above criteria, a security may show considerable hidden intrinsic value despite a current lack of strong financial metrics, and the Funds may take a limited position in such an opportunistic investment.

Heartland Advisors typically sells securities in the Funds' portfolios when it considers them to be overvalued relative to other investments using the above criteria.

SELECT VALUE FUND

INVESTMENT GOAL. The Select Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Normally, the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors' perceptions of relative valuations, future prospects and market conditions.

PRINCIPAL RISKS. The principal risk of investing in the Select Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. At times the Fund may invest in stocks of small or mid-sized companies, which are generally more volatile and less liquid than stocks of larger, more established companies.

The Fund invests in a limited number of stocks (generally 35 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Select Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of stocks of companies of all sizes. The Fund's investment style is constructed to fit the core value portion of an investor's equity portfolio. The Fund is designed for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

PAST PERFORMANCE. The following tables show historical performance of the Select Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year since January 1, 1997. Table II shows how the Fund's average annual total returns compare to those of a securities market index. Past performance cannot predict or guarantee future results.

TABLE I
SELECT VALUE FUND - YEAR-BY-YEAR TOTAL RETURNS

(BAR CHART)

TABLE II
SELECT VALUE FUND - AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/02)

                                                                                   LIFE OF FUND
                                                       1 YEAR        5 YEARS      (SINCE 10/11/96)
                                                     -----------   -----------    ----------------
Return Before Taxes                                      -13.85%          6.33%          9.45%
Return After Taxes on Distributions                      -13.93%          5.45%          8.40%
Return After Taxes on Distributions
     and Sale of Fund Shares                              -8.51%          4.71%          7.28%

S&P Midcap 400 Barra Value Index(1)                      -10.10%          5.69%         11.10%
(reflects no deduction for fees,
expenses or taxes)

----------

(1) The S&P Midcap 400 Barra Value Index is an unmanaged index of companies within the S&P Mid Cap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE PLUS FUND

INVESTMENT GOAL. The Value Plus Fund seeks long-term capital appreciation and modest current income.

PRINCIPAL INVESTMENT STRATEGIES. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

PRINCIPAL RISKS. The principal risk of investing in the Value Plus Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

The Fund invests in a limited number of stocks (generally 35 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Investing in the equity securities of smaller cap companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases. There is no assurance that the income-producing features of the securities in which the Fund invests will reduce the risks associated with investing in small companies or the Fund's volatility.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Value Plus Fund is designed for investors who seek capital appreciation from small company stocks with modest dividend income. It is designed for long-term investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

PAST PERFORMANCE. The following tables show historical performance of the Value Plus Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year since January 1, 1994. Table II shows how the Fund's average annual total returns compare to those of a securities market index. Past performance cannot predict or guarantee future results.

TABLE I
VALUE PLUS FUND - YEAR-BY-YEAR TOTAL RETURNS

(BAR CHART)

TABLE II
VALUE PLUS FUND - AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/02)

                                                                        LIFE OF FUND
                                            1 YEAR       5 YEARS      (SINCE 10/26/93)
                                           ----------   ----------    ----------------
Return Before Taxes                            -3.79%         1.40%         9.66%
Return After Taxes on
Distributions                                  -4.07%         0.48%         7.79%
Return After Taxes on
Distributions and Sale of Fund                 -2.32%         0.63%         7.07%
Shares

Russell 2000 Value Index(1)                   -11.43%         2.71%         9.48%
(reflects no deduction for
fees, expenses or taxes)

----------

(1) The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks. It is not possible to invest directly in an index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

VALUE FUND

INVESTMENT GOAL. The Value Fund seeks long-term capital appreciation through investing in small companies.

PRINCIPAL INVESTMENT STRATEGIES. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in companies with market capitalizations of less than $300 million.

PRINCIPAL RISKS. The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

Investing in the equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases.

WHO SHOULD CONSIDER INVESTING IN THE FUND? The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

PAST PERFORMANCE. The following tables show historical performance of the Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the Fund's total returns have varied from year to year over the past 10 years. Table II shows how the Fund's average annual total returns compare to those of two different securities market indices. Past performance cannot predict or guarantee future results.

TABLE I
VALUE FUND - YEAR-BY-YEAR TOTAL RETURNS

(BAR CHART)

TABLE II
VALUE FUND - AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/02)

                                                     1 YEAR        5 YEARS      10 YEARS
                                                    ---------    ----------    ----------
Return Before Taxes                                    -11.49%         5.29%        11.70%
Return After Taxes on
Distributions                                          -12.31%         3.77%         9.70%
Return After Taxes on
Distribution and Sale of Fund
Shares
                                                        -6.29%         4.08%         9.25%

Russell 2000 Value Index(1)
(reflects no deduction for                             -11.43%         2.71%        10.86%
fees, expenses or taxes)

Russell 2000 Index(2)                                  -20.48%       -1.36%          7.16%
(reflects no deduction for
fees, expenses or taxes)

----------

(1) The Russell 2000 Value Index measures the performance of those companies within the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values, and is considered representative of the market for small cap "value" stocks as opposed to "growth" stocks. It is not possible to invest directly in an index.

(2) The Russell 2000 Index is an unmanaged index of 2,000 stocks considered representative of the small cap market. It is not possible to invest directly in an index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUNDS

This summary describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment).

                                                         SELECT VALUE  VALUE PLUS      VALUE
                                                             FUND         FUND          FUND
                                                         ------------  ----------    ----------
Maximum sales charge (load) imposed on purchases                None         None          None
Maximum deferred sales charge (load)                            None         None          None
Maximum sales charge (load) imposed on reinvested               None         None          None
dividends/ distributions
Redemption Fee(1)(2)                                            None            1%            1%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets).


                                                         SELECT VALUE   VALUE PLUS      VALUE
                                                             FUND          FUND          FUND
                                                         ------------   ----------    ----------
Management fees                                                 0.75%         0.70%         0.75%
Distribution (12b-1) fees                                       0.25%         0.25%         0.25%
Other expenses, including interest expense                      0.46%         0.49%         0.29%
                                                          ----------    ----------    ----------
Total annual Fund operating expenses                            1.46%         1.44%         1.29%

----------

(1) You will be charged a service fee (currently $6.50) if you request that your redemption proceeds be wired to your bank account and a delivery charge (currently $12.00) if you request that your redemption proceeds be sent by express mail. Redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary.

(2) The Value Plus Fund and the Value Fund each charges an early redemption fee equal to 1% of the proceeds from shares redeemed or exchanged that are held for less than 90 days. The fee is intended to encourage long-term investment in the Fund, to defray certain transaction expenses caused by early redemptions and to facilitate portfolio management. The early redemption fee does not apply to certain transactions and accounts (such as IRAs and tax-qualified retirement plans). The Select Value Fund reserves the right, upon notice to you, to charge an early redemption fee as well. All early redemption fees collected by a Fund are retained by the Fund for the benefit of the remaining shareholders.

EXAMPLE. (This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) each Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Funds may be higher or lower.)

                    SELECT       VALUE         VALUE
                  VALUE FUND    PLUS FUND       FUND
                  ----------   ----------   ----------
One Year          $      149   $      147   $      131
Three Years       $      462   $      456   $      409
Five Years        $      797   $      787   $      708
Ten Years         $    1,746   $    1,724   $    1,556

INVESTMENT RETURNS

PORTFOLIO PERFORMANCE VS. INDEX PERFORMANCE. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for direct investment, and past performance cannot guarantee or predict future results. The securities included in an index are not an exact match to the holdings in a mutual fund portfolio. The performance of a mutual fund portfolio will differ from that of an index. Unlike an index, a mutual fund portfolio is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a mutual fund portfolio will differ from the index in the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and Fund overall. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.

DEFINITIONS. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. After-tax returns measure the impact of assumed federal income taxes calculated using highest historical individual federal marginal rates. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period. After tax returns do not reflect state or local taxes and actual after tax returns depend on the investor's tax situation and may differ from those shown.

                             MANAGEMENT OF THE FUNDS

HEARTLAND GROUP

The Funds are mutual fund series of Heartland Group, Inc. ("Heartland"). For each of the Funds, the shares offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day responsibility for the management of the Funds to Heartland's officers. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor and distributor. As a matter of policy, Heartland requires that a majority of its Board members be independent of the Funds' investment advisor and distributor.

Heartland, Heartland Advisors, Inc., Heartland's investment advisor, and Heartland Investor Services, LLC, Heartland's distributor, each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under their respective codes, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds.

HEARTLAND ADVISORS

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(R) , is an independent firm indirectly owned by its employees through Heartland Holdings, Inc. Heartland Advisors manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also provides various administrative services to the Funds. In addition to managing the Heartland family of equity mutual funds, Heartland Advisors provides investment advisory services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 789 North Water Street, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

SELECT VALUE FUND. M. GERALD SANDEL is lead portfolio manager and ERIC J. MILLER is co-portfolio manager for the Select Value Fund.

Mr. Sandel, a Chartered Financial Analyst (CFA), has served as a portfolio manager of the Select Value Fund since September 1999, having joined Heartland Advisors in August 1999 as Senior Vice President. He was previously a Senior Vice President and principal of Stein Roe & Farnham Incorporated and portfolio manager for institutional and mutual fund accounts since July 1997. Prior to that time, Mr. Sandel was Vice President of M&I Investment Management Corporation since October 1993, where he was a portfolio manager for institutional and mutual fund accounts.

Mr. Miller, a Certified Management Accountant (CMA), has served as co-portfolio manager for the Select Value Fund since September 1999. He has also served as co-portfolio manager of the Value Fund since July 1997. Mr. Miller, who also serves as a portfolio manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as a research analyst in January 1994. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

VALUE PLUS FUND. The Value Plus Fund is managed by a team of investment professionals with equities experience who are employed by the Advisor. The team jointly develops and implements investment strategies for the Value Plus Fund.

VALUE FUND. WILLIAM J. NASGOVITZ and ERIC J. MILLER are co-portfolio managers for the Value Fund.

Mr. Nasgovitz has been a portfolio manager of the Value Fund since commencement of its operations. Mr. Nasgovitz is President and Chief Executive Officer of Heartland Advisors and is the President and a Director of Heartland.

Mr. Miller, a Certified Management Accountant (CMA), has served as co-portfolio manager for the Select Value Fund since September 1999. He has also served as co-portfolio manager of the Value Fund since July 1997. Mr. Miller, who also serves as a portfolio manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as a research analyst in January 1994. Prior to that time, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

MANAGEMENT FEE AND EXPENSE LIMITATION. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Funds paid the following advisory fees which are set forth as a percentage of average daily net assets:

         FUND                                                ADVISORY FEE
         ----                                                ------------
         Select Value Fund                                      0.75%
         Value Plus Fund                                        0.70%
         Value Fund                                             0.75%

From time to time, Heartland Advisors may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires.

From June 1, 2000 through November 30, 2001, the Advisor voluntarily agreed to waive fees and/or reimburse expenses for the Select Value Fund to the extent that total annual operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver.

RULE 12B-1 FEES. Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays the Fund's principal underwriter and distributor, Heartland Investor Services, LLC (the "Distributor"), an amount up to 0.25% of the Fund's average daily net assets computed on an annual basis and paid monthly as reimbursement for the expenses incurred by the Distributor in distributing the Fund's shares and providing certain shareholder services. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

LITIGATION. On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of several suits in which Heartland, Heartland Advisors, the Heartland High-Yield Municipal Bond Fund, the Heartland Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds") and certain other parties were named as defendants, including a consolidated class action brought by shareholders of the High-Yield Funds. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, Heartland, Heartland Advisors, the High Yield Funds and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither Heartland nor any of its Funds, directors or officers were required to contribute to the settlement fund. Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from Heartland, its Funds, directors or officers.

              PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

Heartland Advisors, America's Value Investor(R), selects investments for the Funds that it believes are undervalued as measured by sets of criteria known as Heartland Advisors' Ten-Point Value Investment Grids(TM). The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform the "growth" style of investing over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may under perform in markets that favor faster growing companies.

VALUE INVESTING THE HEARTLAND WAY

Heartland Advisors' Equity Ten-Point Value Investment Grid(TM) consists of the following criteria for selecting equity securities. We apply these ten evaluation criteria to companies we are considering for purchase or sale by the Funds. We re-evaluate our holdings against this grid. If a stock's valuation increases or any of the fundamentals change, it may result in the issue no longer meeting our investment criteria, and thus becoming a candidate for sale.

- Catalyst for Recognition. To maximize total return, we not only look for undervalued securities, but try to anticipate events which will close the gap between a stock's price and its intrinsic value. Such a catalyst could be a large repurchase plan, new products, new technology, margin expansion, or merger activity within the company's industry.

- Low Price in Relation to Earnings. We look for a stock's price/earnings (P/E) ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E may provide an opportunity for a sharp price increase. Also, low P/E stocks historically have experienced less downside risk if the market drops.

- Low Price in Relation to Cash Flow. A strong cash flow gives a company greater financial flexibility. A high discretionary cash flow, after capital expenditures and dividends, is especially attractive.

- Low Price in Relation to Book Value. The stock should be selling at a low price to its book value, which is equal to total assets minus all liabilities.

- Financial Soundness. Long-term debt should generally be low relative to total capitalization. During difficult periods, a company's cash flow could be directed to investments in operations rather than interest expense. A highly leveraged balance sheet might restrict a company's financial flexibility.

- Positive Earnings Dynamics. We favor companies with improving earnings or upwardly trending estimates.

- Business Strategy. We evaluate management's strategy for growing their business. Why does management believe their strategy will be successful, and why do we?

- Capable Management and Insider Ownership. Capable management will demonstrate an ability to effectively implement business strategies. Additionally, we believe meaningful and increasing ownership by officers and directors validates the business plan, demonstrates their personal commitment to achieving their designated business goals and aligns their long-term interest with the shareholders' interest.

- Value of the Company. From the universe of stocks, why is this one a compelling value? The use of traditional valuation parameters, such as comparative Price/Earnings, Price/Book, Enterprise Value/EBITDA(1), Price/Sales and Return on Equity, may determine the appreciation potential of the security. A franchise value or brand name that cannot be replicated, or hidden assets that are not reflected on the balance sheet or recognized in the market, are other indications of value.

- Positive Technical Analysis. Technical analysis should indicate that a stock is presently attractive for investing without undue speculation. We typically seek "bases" in a stock's price pattern, with the belief that speculators will not own the stock or be interested in it at that moment. A stock forms a "base" when its trading range narrows following a movement up, or more typically, down.

----------

(1) Enterprise value means the equity market capitalization plus funded debt, less cash; EBITDA means earnings before interest, taxes, depreciation and amortization.

Although the Funds use the same evaluation criteria in selecting securities for their portfolios, the Funds do not necessarily own the same securities. The Funds have different investment objectives and principal strategies that cause the Funds' holdings to differ. The Funds also have different portfolio managers who exercise independent judgment.

SMALLER COMPANY SECURITIES

Equity securities of the smaller companies in which the Select Value, Value Plus and Value Funds invest involve a higher degree of risk than investments in the broad-based equity markets. In general, the prices of the securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Smaller companies may have relatively lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A significant percentage of the outstanding shares of a smaller company may also be held by management, which could cause management to have a greater influence over actions requiring shareholder approval. A Fund's position in securities of a smaller company may be substantial in relation to the public market for such securities. As a result, it may be difficult at times for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs. The risks of investing in smaller companies generally increase as the size of the companies decreases, and vice versa.

MARKET CAPITALIZATIONS OF PORTFOLIO SECURITIES. The following table shows the median and weighted average market capitalizations as of December 31, 2002, for the companies whose equity securities are owned by the Funds and for the companies included in the indices that are benchmarks for each of those Funds.

MARKET CAPITALIZATION OF COMMON STOCKS IN PORTFOLIO (AS OF 12/31/02)

                                                             MEDIAN                  WEIGHTED AVERAGE
                                                          --------------             ----------------
       SELECT VALUE FUND                                  $1.769 BILLION              $14.064 BILLION
       S&P Midcap Barra Value Index                        1.268 billion                2.075 billion
       S&P 500 Index                                       6.727 billion               76.408 billion

       VALUE PLUS FUND                                      $844 MILLION                 $987 MILLION
       VALUE FUND                                            109 MILLION                  522 MILLION
       Russell 2000 Value Index                              303 million                  613 million
       Russell 2000 Index                                    307 million                  632 million

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, each Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Temporary investments in liquid reserves is not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested. The level of liquid reserves in the Funds may vary significantly due to differences in investment judgments made by their portfolio managers.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this prospectus, each Fund may engage in other non-principal investment strategies discussed below and in its statement of additional information. Unless otherwise stated, investment policies and limitations set forth below and elsewhere in this prospectus or the statement of additional information that are described in terms of percentages apply at the time of purchase of a security.

INFLUENCE OR CONTROL OVER PORTFOLIO COMPANIES. As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views as a shareholder on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of obtaining control or influencing management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund's ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing for control, which might adversely affect the Fund's liquidity as well as the sales price of those securities. Finally, greater public disclosure is required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that a Fund would make investments for control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

ILLIQUID SECURITIES. No Fund will invest more than 15% of its net assets in illiquid securities. The term "illiquid security" includes any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. Each Fund may invest in debt obligations that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes, if any, issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by the Heartland Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

FOREIGN SECURITIES. Each Fund may invest in foreign securities (including depository receipts) traded both within and, to a lesser degree, outside of the United States. Investments in foreign securities may be subject to certain risks in addition to those normally associated with domestic stocks. These risks are greater with respect to companies domiciled in developing countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders); and the potential for less liquidity and more volatility on foreign securities markets than on United States securities markets. Moreover, brokerage commissions, fees for custodial services and other costs related to foreign investments generally are greater than in the United States. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades. The inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

INITIAL PUBLIC OFFERINGS. Each Fund may purchase equity securities in initial public offerings ("IPOs"). Such investments may have a magnified performance impact on a Fund due to the typical price volatility of securities sold in IPOs. Investments in IPOs also involve the risks that an active trading market may not develop or be sustained for the securities and that the issuer may not have a significant operating history or may not meet market expectations.

FUTURES AND OPTIONS. Each Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments (that is, the underlying investment moves in a direction opposite or more than anticipated), or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds' use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield but the value of the security could change before settlement. Therefore, although the Funds will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

PORTFOLIO TURNOVER

A fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of a Fund. High portfolio turnover could result in increases in transaction costs, generate realized capital gains which would be taxable distributions to shareholders, and adversely affect a Fund's performance.

CHANGES TO INVESTMENT GOALS

Each Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without shareholder approval.

                                  HOW TO INVEST
                        INSTRUCTIONS FOR REGULAR ACCOUNTS

HOW MAY WE HELP YOU?                  HOW TO INVEST BY TELEPHONE                   SELL SHARES
---------------------------------     ------------------------------------------
1.800.432.7856                        ADD TO AN ACCOUNT                            Write a letter of instruction
                                                                                   that includes:
WWW.HEARTLANDFUNDS.COM                TELEPHONE PURCHASE BY ELECTRONIC FUNDS
                                      TRANSFER Available for additional            .     the names and signatures
Make a check payable to:              investments of $100 to $25,000.  Your              of all account holders
HEARTLAND FUNDS                       account will be charged a service fee        .     your Heartland account
                                      (currently $8.00) if an electronic funds           number
ADDRESSES                             transfer cannot be processed due to          .     the amount in dollars or
-----------------------------------   insufficient funds or a stop transfer.             shares you want to sell
                                      Contact us for an Account Maintenance Form   .     how and where to send the
MAILING ADDRESS                       to add this option.                                proceeds
---------------
                                      WIRE Have your bank send your investment     We will mail the proceeds to the
Heartland Funds                       to Huntington National Bank with these       address on the account unless
P.O. Box 182304                       instructions:                                otherwise requested.  A
Columbus, OH 43218-2304                                                            signature guarantee may be
                                      .     ABA #044000024                         required.
OVERNIGHT DELIVERY                    .     A/C #01892134620
------------------                    .     CREDIT TO: Heartland (name of fund)    Mail the letter of instruction.
                                      .     your Heartland account number
Heartland Funds                       .     name(s) of investor(s)                 NOTE:  See page 25 for special
3435 Stelzer Road                                                                  information or redemption
Columbus, OH 43219                    SELL SHARES                                  instructions for IRA accounts.

CONCEPTS TO UNDERSTAND                CHECK Call us to request your redemption.    HOW TO INVEST AUTOMATICALLY
-----------------------------------   A check will be mailed to the address on     --------------------------------
                                      the account.  Express mail delivery is       OPEN AN ACCOUNT
WIRE TRANSFER: The fastest way to     available on request for an additional
transfer money from one financial     charge (currently $12.00).                   Complete the application form,
institution to another.  Your bank                                                 including Automatic Investment
may charge a fee to send or receive   WIRE OR ELECTRONIC FUNDS TRANSFER These      Plan section, and return it with
a wire transfer.                      services must be pre-authorized in           your investment (minimum of $50
                                      writing.  To add these services, call us     per transaction).
ELECTRONIC FUNDS TRANSFER:            to request an Account Maintenance Form.
Transferring money to your bank       Once the Fund has your bank account          ADD TO AN ACCOUNT
account electronically may take up    information on file, call us to request
to ten business days to clear.  EFT   your redemption.  Proceeds will be wired     ALL SERVICES Call us to request
usually is available without a fee    or transferred electronically to your        a form to add the Automatic
at all Automated Clearing House       bank.  For wires, your account will be       Investment Plan (minimum of $50
(ACH) banks.  Establishing EFT        charged a service fee (currently $6.50).     per transaction) to your
services requires approximately 15                                                 account.  Complete and return
days.                                 TELEPHONE AND WIRE REDEMPTIONS are subject   the form along with any other
                                      to a $1,000 minimum.                         required materials.

                                      HOW TO INVEST IN WRITING                     SELL SHARES
                                      ------------------------------------------
                                                                                   SYSTEMATIC WITHDRAWAL PLAN Call
                                      OPEN AN ACCOUNT                              us to request an Account
                                                                                   Maintenance Form to add the
                                      Mail a completed application form and a      plan.  Complete the form,
                                      check.                                       specifying the amount and
                                                                                   frequency of withdrawals you
                                      ADD TO AN ACCOUNT                            would like.

                                      Fill out the Additional Investment Form      MORE INFORMATION
                                      attached to your statement and send with a   --------------------------------
                                      check. Write your Heartland account          COMPUTER Visit the Heartland web
                                      number on your check.                        site www.heartlandfunds.com for
                                                                                   more information.  Follow the
                                      Mail the form and the check.                 instructions to download an
                                                                                   Account Application.

                                  HOW TO INVEST
       INSTRUCTIONS FOR IRA AND COVERDELL EDUCATION SAVINGS ACCOUNTS (ESA)

HOW MAY WE HELP YOU?                  HOW TO INVEST BY TELEPHONE                   HOW TO INVEST AUTOMATICALLY
---------------------------------     ------------------------------------------   --------------------------------
1.800.432.7856                        ADD TO AN ACCOUNT                            OPEN AN ACCOUNT

WWW.HEARTLANDFUNDS.COM                WIRE Have your bank send your investment     Complete the IRA or Coverdell
                                      to Huntington National Bank with these       ESA application form (including
Make a check payable to:              instructions:                                the automatic investment
HEARTLAND FUNDS                                                                    section), and return it with
                                      .     ABA #044000024                         your investment (minimum of $50
ADDRESSES                             .     A/C #01892134620                       per transaction).
---------------------------------     .     CREDIT TO: Heartland (name of fund)
                                      .     your Heartland account number          ADD TO AN ACCOUNT
MAILING ADDRESS                       .     name(s) of investor(s)
---------------                                                                    ALL SERVICES Call us to request
                                      SELL SHARES                                  a form to add the Automatic
Heartland Funds                                                                    Investment Plan (minimum of $50
P.O. Box 182304                       IRA REDEMPTIONS MUST BE REQUESTED IN         per transaction) to your
Columbus, OH 43218-2304               WRITING.                                     account. Complete and return
                                                                                   the form along with any other
OVERNIGHT DELIVERY                    HOW TO INVEST IN WRITING                     required materials.
------------------                    -------------------------------------------
Heartland Funds                                                                    SELL SHARES
3435 Stelzer Road                     OPEN AN ACCOUNT
Columbus, OH 43219                                                                 SYSTEMATIC WITHDRAWAL PLAN Call
                                      Complete and return an IRA or Coverdell      us to request an Account
CONCEPTS TO UNDERSTAND                ESA application form, and a check or IRA     Maintenance Form to add the
---------------------------------     Transfer Form.  For direct rollovers of      plan.  Complete the form,
                                      assets from employer-sponsored qualified     specifying the amount and
WIRE TRANSFER: The fastest way to     plans, mail a completed IRA application.     frequency of withdrawals you
transfer money from one financial                                                  would like.
institution to another.  Your bank    ADD TO AN ACCOUNT
may charge a fee to send or receive                                                MORE INFORMATION
a wire transfer.                      Fill out the Additional Investment Form      --------------------------------
                                      attached to your statement and send with a   COMPUTER Visit the Heartland web
ELECTRONIC FUNDS TRANSFER:            check.  Write your Heartland account         site www.heartlandfunds.com for
Transferring money to your bank       number on your check.  Be sure to specify    more information.  Follow the
account electronically may take up    the contribution year.                       instructions to download an IRA
to ten business days to clear.  EFT                                                Account Application or the
usually is available without a fee    Mail the form and the check.                 Coverdell ESA Application.
at all Automated Clearing House
(ACH) banks.  Establishing EFT        SELL SHARES
services requires approximately 15
days.                                 Write a letter of instruction that
                                      includes:

                                      .     the name and signature of account
                                            holder
                                      .     the fund name
                                      .     your Heartland account number
                                      .     the amount in dollars or shares you
                                            want to sell
                                      .     how and where to send the proceeds
                                      .     whether the distribution is qualified
                                      .     whether taxes should be withheld (we
                                            will withhold 10% if you do not give
                                            us instructions)

                                      We will mail the proceeds to the address on the account unless otherwise requested.
                                      A signature guarantee may be required.
                                      Express mail delivery is available per
                                      request for an additional charge
                                      (currently $12.00).

                                      Mail the letter of instruction.

                                ACCOUNT POLICIES

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1.800.432.7856 or 414.289.7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days' advance notice to the Distributor.

The Funds may suspend, modify or terminate any telephone or automatic purchase or redemption option at any time without notice to you, and may restrict excessive exchange activity that the officers of Heartland determine is not in the best interests of the Funds or their shareholders. The Funds also reserve the right to waive or lower any minimum dollar amounts applicable to the transactions discussed.

Copies of account statements are available upon request.

TIME OF PURCHASE AND FORM OF PAYMENT. Shares of the Funds are sold without a sales charge. Your purchase of a Fund's shares will, therefore, be made at the net asset value per share next determined after the Fund or its authorized agent receives your payment. Net asset value is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. Usually, a Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern Time, your purchase will be effective on the next business day, and such orders are priced at the net asset value per share on that next day. Purchase orders for a Fund are not binding until accepted by the Fund or its authorized agent. A Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares at the next determined net asset value.

INVESTMENT MINIMUMS. If you purchase shares directly from a Fund, your initial investment must be for a minimum of $1,000 (or $5,000 for the Value Fund), except for accounts opened under prototype Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts ("ESAs"), or tax-sheltered retirement plans sponsored by Heartland, and accounts opened with an automatic investment plan. Subsequent purchases made by mail, other than through dividend reinvestment, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

TAX IDENTIFICATION NUMBERS. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 30%) of your dividend and capital gain distributions and of your redemption proceeds.

PURCHASES THROUGH THIRD PARTIES. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on a Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after receipt by the Funds.

REDEEMING SHARES

REDEMPTIONS BY SHAREHOLDERS WHO ARE NOT INDIVIDUALS. For corporate, trust, partnership, and other institutional accounts, the persons signing should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

TIME OF REDEMPTION; FORM OF INSTRUCTIONS AND PAYMENT. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by your Fund or its authorized agent in good order as further explained below. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are available proceeds remitted to you later than seven days after redemption. The Funds do not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the New York Stock Exchange is closed or trading is restricted, or when an emergency exists), the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

EARLY REDEMPTION FEE. The Value Plus Fund and Value Fund presently charge an early redemption fee equal to 1% of the current net asset value of shares being redeemed or exchanged that are held for less than 90 days.

- The fee is intended to encourage long-term investment in the Fund, to defray certain transaction expenses caused by early redemptions, and to facilitate portfolio management.

- All early redemption fees collected are retained by each Fund for the benefit of the remaining shareholders.

The fee applies to shares being redeemed or exchanged in the order in which they were purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time. The fee is normally waived for Value Fund or Value Plus Fund shares purchased:

- For an account registered as either an Individual Retirement Account (IRA) or a tax-qualified retirement plan on the books of the Fund's transfer agent or on the books of other third parties who are authorized agents of the Fund;

- By automatic reinvestment of income or capital gains distributions from the Fund, another Heartland Fund or the BNY Hamilton Treasury Money Fund;

-    Through an automatic purchase plan offered by the Fund; and

-    That are redeemed through an automatic redemption plan offered by the Fund.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your record keeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with your account representative to determine if the fee waiver is available.

Upon advance written notice to you, the Select Value Fund reserves the right to charge you an early redemption fee on shares being redeemed or exchanged that are held for less than a specified number of days.

EXCHANGING SHARES

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the proceeds of redemption for your account in any other Heartland Fund or the BNY Hamilton Treasury Money Fund (the "Money Fund"). This type of transaction is referred to as an "exchange" and may be effected by writing or calling the Distributor. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Investments in the Money Fund are subject to the terms and conditions of that fund's prospectus, which may be obtained from the Distributor. The Money Fund pays the Distributor a fee of up to 0.50% of the Money Fund's average daily net assets representing shares with respect to which the Distributor provides account servicing, record keeping and distribution services.

IRAS. The Funds are available for investment under an IRA plan for individual investors as well as Simplified Employee Pension ("SEP") IRAs for self-employed persons and employers and Coverdell Education Savings Accounts (formerly known as Educational IRAs). Each Fund is available for investment under these programs at the reduced initial investment minimum of $500. Booklets describing the programs and the forms necessary for establishing accounts under them are available on request from Heartland Advisors.

The IRA custodian charges an annual maintenance fee (currently $15.00) per Fund account. No other fees are charged by the custodian to IRA account holders.

SIGNATURE GUARANTEES. To protect your account, the Funds reserve the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Normally the Funds accept only medallion guarantees. Medallion guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A medallion guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink and scanners.

REDEMPTIONS THROUGH THIRD PARTIES. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt by the Funds.

INVOLUNTARY REDEMPTION. If your account value in any Fund falls below $500 for three months or more, the Funds may redeem all of your shares in that Fund upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $1,000.

SHARE PRICE

Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order in proper form by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day the Exchange is open. Orders received after 4:00 p.m., Eastern Time, are priced at the net asset value per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Funds are required to segregate orders received after the close of regular trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value per share next subsequently determined.

You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with which you placed your order promptly if you notice any discrepancy.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. The Funds use a "fair value" methodology to value securities for which market quotations are not readily available. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.

                      SHAREHOLDER INFORMATION AND REPORTING

HEARTLAND VALUE SOURCE(TM)

Heartland Advisors' website, Heartland Value Source(TM), located at www.heartlandfunds.com, provides investors with a variety of information about the Funds, including daily share prices, market updates and shareholder reports. Shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Funds' portfolio managers review their strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. In some cases, Heartland may be required to obtain advance written consent. To receive additional copies, you may visit our website (www.heartlandfunds.com), call Shareholder Services at 1.800.432.7856 or 414.289.7000, or write to Heartland at 789 North Water Street, Milwaukee, WI 53202.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Select Value and Value Funds will be paid to shareholders annually as a dividend. The Value Plus Fund will pay dividends from net investment income quarterly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"BUYING A DIVIDEND." Please note that if you purchase shares of a Fund just before the record date of a capital gain distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the dividend. This is sometimes referred to as "buying a dividend."

TAXES

The character of distributions that a Fund makes (i.e., ordinary dividends, short term capital gains or long term capital gains - see discussion under "Dividends and Capital Gain Distributions" above) affects the tax treatment of those distributions to you. In particular, all income dividend distributions and short term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gain will be taxable as long term capital gains to shareholders. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent for the Fund will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.

PRIVACY POLICY

At Heartland, we respect your right to privacy. We understand that the privacy and security of your nonpublic personal information is important to you and we maintain safeguards designed to protect your data from unauthorized access. We do not sell this information to anyone and only share such information with others as permitted by law for the purpose of serving your investment needs.

We collect only information that is either required or necessary to provide personalized financial services to you. Any information you choose to provide is kept confidential and allows us to:

     -    service your account;

     -    deliver products and services that may be of interest to you;

     -    prevent unauthorized access to your account;

     -    improve customer service; and

     -    comply with legal and regulatory requirements.

Depending on the nature of your relationship with us, we collect nonpublic personal information such as name, address, Social Security number, telephone number and income from the following sources:

     - information we receive from you on applications or other forms, on our web site, or through other means;

     - information we receive from you through transactions, correspondence and other communications with us; and

     - information we otherwise obtain from you in connection with providing you a financial product or service.

We do not share the information we collect about our customers or former customers with any third parties, except as required or permitted by law. This means we may disclose the information we collect to our affiliates and companies who help us maintain and service your account. For example, we may share information with a transfer agent or clearing broker to process your securities transactions and update your account or to an external service provider so that your account statements can be printed and mailed. These companies are only permitted to use this information for the services for which we hired them, and are not permitted to use or share this information for any other purpose. We may also disclose nonpublic personal information to government agencies and regulatory organizations when permitted or required by law.

For your protection, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that are designed to comply with federal standards to maintain the confidentiality of your nonpublic personal information.

The accuracy of your personal information is important to us. You can correct, update or confirm your personal information anytime by calling Heartland at 1-800-432-7856.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds over the period presented (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders which is available upon request.

FINANCIAL HIGHLIGHTS

                                                                       SELECT VALUE FUND
                                           ================================================================================
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------
                                              2002           2001              2000              1999              1998
                                           -----------    -----------       -----------       -----------       -----------
PER SHARE DATA
Net asset value, beginning of year         $     17.30    $     15.03       $     11.73       $     11.94       $     12.30
Income (loss) from investment operations:
  Net investment income                           0.03           0.08              0.17              0.17              0.30
  Net realized and unrealized
   gains (losses) on investments                 (2.43)          2.37              3.41              0.04             (0.10)
                                           -----------    -----------       -----------       -----------       -----------
Total income (loss) from
  investment operations                          (2.40)          2.45              3.58              0.21              0.20
Less distributions from:
  Net investment income                          (0.03)         (0.02)            (0.14)            (0.17)            (0.30)
  Net realized gains on investments                 --          (0.16)            (0.14)            (0.25)            (0.26)
                                           -----------    -----------       -----------       -----------       -----------
        Total distributions                      (0.03)         (0.18)            (0.28)            (0.42)            (0.56)
                                           -----------    -----------       -----------       -----------       -----------
Net asset value, end of year               $     14.87    $     17.30       $     15.03       $     11.73       $     11.94
                                           ===========    ===========       ===========       ===========       ===========
TOTAL RETURN                                    (13.85)%        16.43%            30.63%             1.95%             1.73%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands)   $    56,268    $    29,462       $    10,947       $     7,118       $     8,025
  Percentage of operating  expenses
   before interest expense to
   average net assets                             1.46%          1.48%(1)          1.22%(1)          0.72%(1)          0.00%(1)
  Percentage of interest expense
    to average net assets                           --             --              0.00%             0.02%               --
  Percentage of net investment income
    to average net assets                         0.21%          0.78%             1.42%             1.38%             2.37%
  Portfolio turnover rate                           39%           108%              120%              160%               48%

(1) If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999 and 1998 would have been 1.93%, 2.45%,
     2.58% and 1.92%, respectively.

FINANCIAL HIGHLIGHTS


                                                                          VALUE PLUS FUND
                                                 =======================================================================
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                    2002           2001           2000           1999           1998
                                                 -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
Net asset value, beginning of year               $     16.12    $     12.11    $     13.57    $     13.80    $     16.13
Income (loss) from investment operations:
  Net investment income                                 0.12           0.18           0.25           0.46           0.62
  Net realized and unrealized gains (losses) on
  investments                                          (0.73)          4.01          (1.42)         (0.25)         (2.32)
                                                 -----------    -----------    -----------    -----------    -----------
        Total income (loss) from investment            (0.61)          4.19          (1.17)          0.21          (1.70)
        operations
Less distributions from:
  Net investment income                                (0.12)         (0.18)         (0.29)         (0.44)         (0.60)
  Net realized gains on investments                       --             --             --             --          (0.03)
                                                 -----------    -----------    -----------    -----------    -----------
        Total distributions                            (0.12)         (0.18)         (0.29)         (0.44)         (0.63)
                                                 -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                     $     15.39    $     16.12    $     12.11    $     13.57    $     13.80
                                                 ===========    ===========    ===========    ===========    ===========
TOTAL RETURN                                           (3.79)%        34.76%         (8.83)%         1.67%        (10.78)%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in thousands)        $    57,657    $    60,057    $    44,352    $    87,065    $   174,314
   Percentage of operating expenses before
   interest expense to average net assets               1.44%          1.48%          1.36%          1.28%          1.21%
   Percentage of interest expense to average
   net assets                                             --             --           0.21%          0.11%          0.03%
   Percentage of net investment income
   to average net assets                                0.75%          1.27%          1.71%          3.05%          3.77%
   Portfolio turnover rate                                65%            80%           121%            82%            64%

FINANCIAL HIGHLIGHTS

                                                                                          VALUE FUND
                                                              ===================================================================
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------ ------------- ----------- ------------- --------------
                                                                  2002         2001         2000         1999            1998
                                                              ------------ ------------- ----------- ------------- --------------
PER SHARE DATA
Net asset value, beginning of year                            $     37.25  $      32.98  $    36.50  $      29.29  $       33.87
Income (loss) from investment operations:
         Net investment income (loss)                              (0.17)        (0.10)      (0.18)     (0.21)(1)           0.08
         Net realized and unrealized gains (losses) on
         investments                                               (4.09)          9.57        0.69          7.52         (3.97)
                                                              ----------   ------------  ----------  ------------  ------------
                  Total income (loss) from investment              (4.26)          9.47        0.51          7.31         (3.89)
                  operations
Less distributions from:
         Net investment income                                         --            --          --            --         (0.06)
         Net realized gains on investments                         (1.53)        (5.20)      (4.03)        (0.10)         (0.63)
                                                              ----------   ------------  ----------  ------------  ------------
                  Total distributions                              (1.53)        (5.20)      (4.03)        (0.10)         (0.69)
                                                              ----------   ------------  ----------  ------------  ------------
Net asset value, end of year                                  $     31.46  $      37.25  $    32.98  $      36.50  $      29.29
                                                              ==========   ============  ==========  ============  ============
TOTAL RETURN                                                     (11.49)%        29.45%       2.03%        25.01%       (11.46)%
RATIOS AND SUPPLEMENTAL DATA
         Net assets, end of year (in thousands)               $   923,754  $  1,093,215  $  895,531  $  1,195,067  $   1,545,495
         Percentage of operating expenses before interest           1.29%         1.29%       1.22%         1.21%          1.15%
         expense to average net assets
         Percentage of interest expense to average net                 --            --       0.06%         0.13%          0.00%
         assets
         Percentage of net investment income (loss) to            (0.48)%       (0.29)%     (0.46)%       (0.70)%          0.22%
         average net assets
         Portfolio turnover rate                                      49%           56%         48%           23%            36%

(1) Net investment loss per share is calculated using average shares outstanding.

HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1.800.432.7856 or 414.289.7000
www.heartlandfunds.com

HEARTLAND FUNDS
789 North Water Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Heartland Advisors, Inc.
789 North Water Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Heartland Investor Services, LLC
3435 Stelzer Road
Columbus, Ohio  43219

CUSTODIAN
U.S. Bank Institutional Trust & Custody
425 Walnut Street, 6th Floor
Cincinnati, Ohio 45202

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write Heartland Investor Services, LLC at:

Heartland Investor Services, LLC
789 North Water Street
Milwaukee, Wisconsin 53202
1.800.432.7856 or 414.289.7000

You may also obtain the Annual and Semi-Annual Reports and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that significantly affected each Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.202.942.8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982